UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

WATERMARK LODGING TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-55461		46-5765413
(Commission File Number)		(IRS Employer Identification No.)

150 N. Riverside Plaza,		60606
Chicago,	Illinois
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 482-8600
(Former Name or Former Address, if Changed Since Last Report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Watermark Lodging Trust, Inc. (the "Company") today announced several pending changes to its management team:

•Mallika S. Sinha, the Company's Chief Financial Officer, will be departing the Company in January 2022 to pursue a new opportunity. Ms. Sinha is not leaving due to any disagreement with the Company. Other members of the Company's management team will perform the duties of the chief financial officer until a new appointment is made;
•Samuel C. Zinsmaster, currently a Senior Vice President and Head of Asset Management of the Company, has been promoted to Senior Vice President and Chief Operating Officer of the Company;
•Brendan M. Medzigian, currently a Senior Vice President and Head of Transactions of the Company, has been promoted to Senior Vice President and Chief Investment Officer of the Company; and
•Matthew Miller, age 47, currently a Vice President and Controller of the Company, has been promoted to Vice President and Chief Accounting Officer of the Company. Mr. Miller has been Vice President and Controller of the Company since 2020, when it was formed by the merger of Carey Watermark Investors Incorporated (“CWI 1”) and Carey Watermark Investors 2 Incorporated (“CWI 2”). He was appointed Vice President and Controller of both CWI 1 and CWI 2 in 2017 while he was Vice President and Assistant Controller at W. P. Carey, which served as an advisor to CWI 1 and CWI 2. Mr. Miller joined W. P. Carey in 2011. Mr. Miller is a Certified Public Accountant licensed in New York and Pennsylvania and received his Bachelor of Science in Business Administration/Accounting from La Salle University in Philadelphia, Pennsylvania.

Biographical information regarding Messrs. Zinsmaster and Medzigian can be found in the Company's 2021 definitive proxy statement. Each of the promotions will be effective January 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Watermark Lodging Trust, Inc.

Date:	December 14, 2021	By:	/s/ Michael G. Medzigian
Michael G. Medzigian
Chairman, Chief Executive Officer and President

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